-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                        August 29, 2000 (August 25, 2000)
                    -----------------------------------------

                                  PHYCOR, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Tennessee                  0-19786                62-13344801
       ---------------          ----------------         ----------------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of                 Number)            Identification
       Incorporation)                                         Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37215
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------

ITEM 5.           OTHER EVENTS

                  On August 25, 2000, PhyCor, Inc., a Tennessee corporation (the "Company"), executed an amended and restated bank credit facility. A copy of the amended and restated credit facility is attached hereto and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                                    None required

                  (b)      Pro Forma Financial Information.

                                    None required

                  (c)      Exhibits.

                           10 Fourth Amended and Restated Revolving Credit Agreement, dated as of August 25, 2000, among the Company, the Banks named therein and Citicorp USA, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHYCOR, INC.


                                  By: /s/ Tarpley B. Jones
                                     ------------------------------------------
                                          Tarpley B. Jones
                                          Executive Vice President and
                                          Chief Financial Officer


Date: August 29, 2000

                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS

10 Fourth Amended and Restated Revolving Credit Agreement, dated as of August 25, 2000, among the Company, the Banks named therein and Citicorp USA, Inc.